Exhibit 10.01

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

THIRD AMENDMENT TO THE

SATELLITE CAPACITY LEASE

This Third Amendment (“Third Amendment”), made and entered into on this 28th day of July, 2009 and effective as of October 11, 2009 (the “Third Amendment Effective Date”), hereby amends the Satellite Capacity Lease by and between COLORADO SATELLITE BROADCASTING, INC. a Colorado Corporation (“Network”) and TRANSPONDER ENCRYPTION SERVICES CORPORATION (“TESC”) dated as of the 24th day of October, 2006, as amended (collectively, the “Lease”).  Except as otherwise indicated herein, capitalized terms used in this Third Amendment shall have the same meaning as set forth in the Lease.

In consideration of the mutual covenants set forth herein, and for other valuable consideration, the sufficiency of which is hereby acknowledged, Network and TESC agree as follows:

1.                                       Amendments to the Lease.  As of the Third Amendment Effective Date and for the remainder of the Term, the Lease shall be amended as follows:

(a)                                  A new second sentence shall be added to Section 1.2.2 (Grant of Rights - By Network) as follows:

“In the event that, at any time during the Term, the Programming Services or any of them are made available, in whole or in part, in a high definition format, (each, an “HD Feed”) then TESC shall have the right, upon [***] prior written Notice to Network, to (i) distribute any or all of the high definition format content contained within any such HD Feed, and/or (ii) cause Network to replace the standard definition feed(s) of such Programming Service(s) with the corresponding HD Feed(s).  In addition, in the event that, at any time during the Term, Network makes any programming service(s) (other than the Programming Services) available, in standard and/or high definition format, (each, a “Future Programming Service”) then TESC shall have the right, upon [***] prior written Notice to Network, to (iii) distribute any or all of the content contained within any such Future Programming Service in accordance with the provisions of this Lease including, without limitation, Section 3.1 below, and/or (iv) cause Network to replace any existing Programming Service with any such Future Programming Service.  In the event of any such replacement, such Future Programming Service(s) shall thereupon be deemed a Programming Service.”

(b)                                 Section 2 (Term) is hereby amended by deleting the first sentence of such Section and replacing the same with the following new sentence:

“This Lease shall commence on the Effective Date and, unless terminated sooner in accordance with the provisions hereof, shall expire on October 31, 2013 (the “Term”); provided however, that, in addition to the termination rights set forth elsewhere in this Lease, TESC may terminate the Lease with respect to any standard definition Programming Service that underperforms (measured in terms of Single Purchase

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Revenues) for [***] Reporting Periods compared to the aggregated average of all single purchase revenues collected by TESC during the same period(s) in connection with [***] programming services not provided by Network that are similarly comprised of [***] (collectively, the “Competing Services”), provided further, that prior to such right tolling, TESC must first provide Notice to Network in the event that any Programming Service has underperformed the Competing Services during [***] period.”

(c)                                  Section 3.1.2 (Rent) is hereby amended by deleting the references to “[***]” in subsections (a) and (b) and replacing the same with “[***]”.

(d)                                 Section 5.6.2(b) is hereby amended by adding the following to the end of such Section:

“Notwithstanding the foregoing or any other provisions of this Lease to the contrary, if, at any time after May 31, 2009, TESC elects to offer a Bundled Subscription Service comprised of Programming Services and other non-Network-provided programming services, then the percentage of Bundled Subscription Service Revenues attributable to the Programming Services included in such Bundled Subscription Service shall be as follows:

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Subscription Service Revenues attributable to the Programming Services shall be [***];

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Subscription Service Revenues attributable to the Programming Services shall be [***];

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Subscription Service Revenues attributable to the Programming Services shall be [***]; and

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Subscription Service Revenues attributable to the Programming Services shall be [***].”

(e)                                  Section 5.6.3(b) is hereby amended by adding the following to the end of such Section:

“Notwithstanding the foregoing or any other provisions of this Lease to the contrary, if, at any time after May 31, 2009, TESC elects to offer a Bundled Single Purchase Service comprised of Programming Services and other non-Network-provided programming services, then the percentage of Bundled Single Purchase Revenues attributable to the Programming Services included in such Bundled Single Purchase Service shall be as follows:

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Single Purchase Revenues attributable to the Programming Services shall be [***];

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Single Purchase Revenues attributable to the Programming Services shall be [***];

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Single Purchase Revenues attributable to the Programming Services shall be [***]; and

If the Programming Services represent [***] of the programming services within such a Bundled Subscription Service, then the percentage of Bundled Single Purchase Revenues attributable to the Programming Services shall be [***].”

(f)                                    Section 13.18.6 (Clean Slate) is hereby deleted.

(g)                                 Exhibit A (Programming Schedule) is hereby amended by deleting the second numbered paragraph and replacing such paragraph with “2. The ‘[***]’ Channel which has a [***] rating or any other comparable channel that has a [***] rating” and by deleting the third numbered paragraph and replacing such paragraph with “3. The ‘[***]’ Channel which has a [***] rating or any other comparable channel that has a [***] rating”.  Network agrees that TESC may, in its sole discretion, cause Network to initiate the channel and/or edit standard modifications described by this paragraph prior to the Third Amendment Effective Date, upon written Notice to Network.

(h)                                 Exhibit C (Clean Slate Claims) is hereby deleted.

2.                                       Clean Slate.          TESC and Network agree that this Third Amendment is intended as a full and final accord, release and satisfaction of any and all claims that either party may have against the other, including any employee(s) or officer(s) thereof, under the Lease or otherwise, as of May 21, 2009 (the “Clean Slate Effective Date”), whether now known or hereinafter discovered.  Notwithstanding the foregoing, (i) any claims for indemnification under the Lease (including, without limitation, the Old Leases) are expressly excluded from the foregoing release and, thus, remain an obligation enforceable against the party so charged in accordance with the provisions of Section 8 of the Lease; and (ii) nothing in this Clean Slate provision is intended to or shall operate as a waiver of any claim(s) that Network may have against employee(s) or officer(s) of TESC in such persons’ individual capacity (as opposed to such person’ capacity as an employee or officer of TESC or any of its Affiliates) that accrued after January 31, 2009 and prior to the Clean Slate Effective Date.

3.                                       Integrated Agreement.       Except to the extent that such terms and conditions are amended by or are otherwise in conflict with the provisions of this Third Amendment, all of the terms and conditions set forth in the Lease shall remain in full force and effect.  In the event of any conflict between the provisions of the Lease and the provisions of this Third Amendment, the provisions of the latter shall prevail.  Subject to the foregoing, this Third Amendment and the Lease (including all other amendments, addenda, schedules and exhibits thereto) shall be deemed one and the same document, and references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Third Amendment.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

THE PARTIES, INTENDING TO BE LEGALLY BOUND, HAVE DULY EXECUTED THIS THIRD AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE:

TRANSPONDER ENCRYPTION		COLORADO SATELLITE
SERVICES CORPORATION		BROADCASTING, INC.

By:	/s/ Ira Bahr	By:	/s/ Ken Boenish
Name: Ira Bahr		Name: Ken Boenish
Title: President		Title: President